UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                  May 12, 2003


                           MONMOUTH COMMUNITY BANCORP
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               (Exact name of registrant as specified in charter)


    New Jersey                        0-27428                       22-3757709
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(State or other jurisdiction of     (Commission                   (IRS Employer
            incorporation)           File Number)            Identification No.)

627 Second Avenue, Long Branch, New Jersey                               07740
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (732) 571-1300


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events
        ------------

On May 12, 2003, Monmouth Community Bancorp issued the following press release:

Monmouth Community Bancorp Common Stock Listed on NASDAQ SmallCap Market

LONG BRANCH, NEW JERSEY, May 12, 2003, (NASDAQ: MCBK) - Effective today, Monmouth Community Bancorp common stock has been included for listing on the NASDAQ SmallCap Market under the new ticker symbol "MCBK". Monmouth Community Bancorp common stock was previously listed on the OTC Bulletin Board under the ticker symbol "MMTH."

James S. Vaccaro, Chairman and CEO commented that "The NASDAQ SmallCap Market listing provides additional liquidity for our shareholders as well as the potential for increased market exposure for Monmouth Community Bancorp. The new listing is yet another method by which the Board of Directors of Monmouth Community Bancorp is attempting to create incremental shareholder value."

Monmouth Community Bancorp is the holding company and sole shareholder of Monmouth Community Bank, N.A., a nationally chartered commercial bank, which commenced operations in the second half of 1998. Monmouth Community Bank, N.A. provides a full range of banking services to both individual and business customers through six, full-service branch facilities located in Monmouth County, New Jersey.

Statements about the future expectations of Monmouth Community Bancorp and Monmouth Community Bank, N.A., and all other statements in this press release other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Since these statements involve risks and uncertainties and are subject to change at any time, the companies' actual results could differ materially from expected results. Among these risks, trends and uncertainties are the effect of governmental regulation on Monmouth Community Bank, N.A., the availability of working capital, the cost of personnel, and the competitive market in which Monmouth Community Bank, N.A. competes.

CONTACTS:

Monmouth Community Bank, N.A.
James S. Vaccaro, Chairman and CEO, 732-571-1300
Anthony Giordano, III, SVP and CFO, 732-923-1115



                                    * * * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MONMOUTH COMMUNITY BANCORP
                                                      --------------------------
                                                             (Registrant)


                                       By:  /s/ James S. Vaccaro
                                            ------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  May 12, 2003